Exhibit 1.1

Execution Version

$200,000,000

BREITBURN ENERGY PARTNERS L.P.

BREITBURN FINANCE CORPORATION

7.875% Senior Notes due 2022

PURCHASE AGREEMENT

September 24, 2012

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Mitsubishi UFJ Securities (USA), Inc.

As Representatives of the several
     Initial Purchasers named in Schedule I attached hereto,

c/o Wells Fargo Securities, LLC

301 S. College Street

Charlotte, North Carolina 28288

Ladies and Gentlemen:

BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and BreitBurn Finance Corporation, a Delaware corporation (“BreitBurn Finance,” and together with the Partnership, the “Issuers”) propose, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the initial purchasers listed on Schedule I hereto (the “Initial Purchasers”), for whom you are acting as representatives (the “Representatives”), $200,000,000 in aggregate principal amount of their 7.875% Senior Notes due 2022 (the “Notes”). The Notes will (i) have terms and provisions that are summarized in the Offering Memorandum (as defined below) and (ii) are to be issued as “Additional Notes” pursuant to an Indenture dated as of January 13, 2012 (the “Indenture”) among the Issuers, the Guarantors listed on Schedule II hereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”). The Issuers’ obligations under the Notes, including the due and punctual payment of interest on the Notes, will be irrevocably and unconditionally guaranteed (the “Guarantees”) by the Guarantors. As used herein, the term “Notes” shall include the Guarantees, unless the context otherwise requires. This is to confirm the agreement among the Issuers and the Guarantors (collectively, the “BreitBurn Parties”), on the one hand, and the Initial Purchasers, on the other hand, concerning the purchase of the Notes from the Issuers by the Initial Purchasers.

1.          Purchase and Resale of the Notes. The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption pursuant to Section 4(2) of the Securities Act. The BreitBurn Parties have prepared a preliminary offering memorandum, dated September 24, 2012 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule III (the “Pricing Term Sheet”) setting forth the terms of the Notes omitted from the Preliminary Offering Memorandum and an offering memorandum, dated September 24, 2012 (the “Offering Memorandum”). The Preliminary Offering Memorandum and the Offering Memorandum set forth information regarding the Issuers, the Guarantors, the Notes, the Exchange Notes (as defined herein), the Guarantees and the Exchange Guarantees (as defined herein). The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule IV hereto, are collectively referred to as the “Pricing Disclosure Package.” The BreitBurn Parties hereby confirm that they have authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 3:47 P.M. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include any documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated or deemed to be incorporated by reference (the “Incorporated Documents”) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto. Any reference to the Preliminary Offering Memorandum, Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, and prior to such specified date. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

You have advised the Issuers that you will make offers (the “Exempt Resales”) of the Notes purchased by you hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to persons whom you reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“QIBs”). Such persons are referred to herein as the “Eligible Purchasers.”

Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement attached hereto as Exhibit A (the “Registration Rights Agreement”), among the BreitBurn Parties and the Initial Purchasers to be dated the Closing Date (as defined herein), for so long as such Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the BreitBurn Parties will agree to file with the Commission, under the circumstances set forth therein, a registration statement under the Securities Act relating to the Issuers’ 7.875% Senior Notes due 2022 (the “Exchange Notes”) and the Guarantors’ guarantees of the Exchange Notes (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees. Such portion of the offering is referred to as the “Exchange Offer.”

2.          Representations, Warranties and Agreements of the BreitBurn Parties. The BreitBurn Parties, jointly and severally, represent, warrant and agree as follows:

(a)          Rule 144A Eligibility. When the Notes and Guarantees are issued and delivered pursuant to this Agreement, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the BreitBurn Parties that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

(b)          Registration Exemption. Assuming the accuracy of your representations and warranties in Section 3(b), your purchase of the Notes pursuant hereto and your resale of the Notes pursuant to the Exempt Resales are exempt from the registration requirements of the Securities Act.

(c)          No General Solicitation. No form of general solicitation or general advertising within the meaning of Regulation D under the Securities Act (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used by the BreitBurn Parties, any of their respective affiliates or any of their respective representatives (other than you, as to whom the BreitBurn Parties make no representation) in connection with the offer and sale of the Notes.

(d)          No Integration. None of the Issuers, any Guarantor or any other person acting on behalf of the Issuers or any Guarantor has sold or issued any securities that would be integrated with the offering of the Notes contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(e)          Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(f)          Offering Memorandum. The Offering Memorandum will not, as of its date and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(g)          Free Writing Offering Document. The Issuers have not made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes were made pursuant to a registered offering under the Securities Act), as defined in Rule 405 under the Securities Act (a “Free Writing Offering Document”), without the prior consent of the Representatives; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is listed on Schedule V. Each Free Writing Offering Document listed on Schedule V does not conflict with the information contained in the Pricing Disclosure Package or the Offering Memorandum, and each such Free Writing Offering Document, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from any Free Writing Offering Document in reliance upon and in conformity with written information furnished to the Issuers through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 8(e).

(h)          Exchange Act Reports. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

(i)          Organization and Good Standing of the BreitBurn Parties. Each of the BreitBurn Parties has been duly formed and is validly existing and is in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of its jurisdiction of organization with full power and authority necessary to own or lease its properties and to conduct the business in which it is engaged in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum. Each BreitBurn Party is duly qualified or registered to do business and is in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification or registration, except where the failure to so qualify or register could not (i) in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, properties or business of the BreitBurn Entities (as defined in Section 2(t)) taken as a whole (a “Material Adverse Effect”) or (ii) the performance by the BreitBurn Parties of this Agreement, the Indenture, the Notes, the Guarantees, the Exchange Notes, the Exchange Guarantees or the Registration Rights Agreement (the “Transaction Documents”) or the consummation of any of the transactions contemplated hereby or thereby.

(j)          General Partners. Each of BreitBurn GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and BreitBurn Operating GP, LLC, a Delaware limited liability company (the “OLP GP”) and the general partner of BreitBurn Operating L.P. (the “Operating LP”), has, and as of the Closing Date will have, full limited liability company power and authority to act as general partner of the Partnership and the Operating LP, respectively, in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum.

(k)          Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”), other than those created by or arising under the Second Amended and Restated Credit Agreement, dated May 7, 2010, by and among the Operating LP, as borrower, the Partnership, as parent guarantor, the subsidiary guarantors, each of the financial institutions from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent (as amended, the “Credit Facility”), and except for restrictions on transferability contained in the Partnership Agreement.

(l)          Ownership of Limited Partner Interests in the Partnership. As of September 11, 2012, the issued and outstanding limited partner interests of the Partnership consist of 80,644,046 Common Units, and all of such Common Units have been duly authorized and validly issued pursuant to the Partnership Agreement and are fully paid (to the extent required by the Partnership Agreement) and nonassessable (except to the extent such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (“Delaware LP Act”)).

(m)          Ownership of BMC. The Partnership owns a 100% membership interest in BreitBurn Management Company, LLC, a Delaware limited liability company (“BMC”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of BMC (the “BMC LLC Agreement”) and is fully paid (to the extent required by the BMC LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Credit Facility.

(n)          Ownership of the General Partner. The Partnership owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (the “GP LLC Agreement”) and is fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Delaware LLC Act, the GP LLC Agreement or the Credit Facility.

(o)          Ownership of BreitBurn Finance. The Partnership owns 100% of the capital stock of BreitBurn Finance; such capital stock is duly authorized and validly issued in accordance with the charter and bylaws of BreitBurn Finance (the “BreitBurn Finance Charter Documents”) and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all Liens, other than those created by or arising under the Credit Facility.

(p)          Ownership of Membership Interest in the OLP GP. The Partnership owns a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the OLP GP (the “OLP GP Agreement”) and is fully paid (to the extent required by the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Delaware LLC Act, the OLP GP Agreement or the Credit Facility.

(q)          Ownership of General Partner Interest in the Operating LP. The OLP GP is the sole general partner of the Operating LP and owns a 0.001% general partner interest in the Operating LP; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Operating LP (the “OLP Agreement”); and the OLP GP owns such general partner interest free and clear of all Liens, other than those created by or arising under the Delaware LP Act, the OLP Agreement or the Credit Facility.

(r)          Ownership of Limited Partner Interest in the Operating LP. The Partnership owns a 99.999% limited partner interest in the Operating LP; such limited partner interest has been duly authorized and validly issued in accordance with the OLP Agreement and is fully paid (to the extent required by the OLP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such interest free and clear of all Liens, other than those created by or arising under the Delaware LP Act, the OLP Agreement and Credit Facility.

(s)          Ownership of Subsidiaries. The Operating LP owns, directly or indirectly, 100% of the ownership interests in each of Alamitos Company, BreitBurn Florida LLC, BreitBurn Fulton LLC, GTG Pipeline LLC, Mercury Michigan Company, LLC, Phoenix Production Company, Preventive Maintenance Services LLC, Terra Energy Company LLC, Terra Pipeline Company LLC, Beaver Creek Pipeline, L.L.C. and BreitBurn Collingwood Utica LLC (collectively, the “Operating Subsidiaries”); such ownership interests have been duly authorized and validly issued in accordance with the applicable limited liability company agreement or articles or certificate of incorporation of such subsidiary (the “Operating Subsidiary Organizational Agreements”) and are fully paid (to the extent required under the applicable bylaws or limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act and the other applicable laws of the jurisdiction of organization, formation or incorporation of the Operating Subsidiaries); and the Operating LP owns such stock or membership interests free and clear of all Liens other than those created by or arising under the Credit Facility and restrictions on transferability contained in the Operating Subsidiary Organizational Agreements.

(t)          No Other Subsidiaries. Other than its ownership of its general partner interest in the Partnership, the General Partner does not own, and at the Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of the subsidiaries listed on Schedule VI hereto (collectively with the Partnership, the “BreitBurn Entities”), the Partnership does not directly or indirectly own, and at the Closing Date will not directly or indirectly own, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. BreitBurn Finance was formed for the sole purpose of being a co-issuer of the Partnership’s debt and has no operating assets. Phoenix Production Company, Preventive Maintenances Services LLC, Alamitos Company, GTG Pipeline LLC, Seal Beach Gas Processing Venture, Wilderness-Chester Gas Processing Limited Partnership, Wilderness-Chester LLC, Wilderness Energy LLC, Wilderness Energy Services Limited Partnership, Frederic HOF Limited Partnership, Saginaw Bay Lateral Michigan Limited Partnership and Terra Westside Processing Company, would not, individually or in the aggregate, be deemed to be a “significant subsidiary” of the Partnership (as such term is defined in Section 1-02(w) of Regulation S-X of the Securities Act).

(u)          Indenture. The BreitBurn Parties have all requisite corporate, partnership or limited liability company power and authority, as applicable, to perform their obligations under the Indenture. The Indenture has been duly and validly authorized, executed and delivered by the BreitBurn Parties, and, assuming its due authorization, execution and delivery by the Trustee, constitutes the valid and binding agreement of the BreitBurn Parties, enforceable against the BreitBurn Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). No qualification of the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act. The Indenture conforms in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(v)         Notes. Each Issuer has all requisite partnership or corporate power and authority, as applicable, to execute, issue, sell and perform its obligations under the Notes. The Notes have been duly and validly authorized by the Issuers and, when duly executed by the Issuers in accordance with the terms of the Indenture, assuming due authentication of the Notes by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will be validly issued and delivered and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(w)          Exchange Notes. Each Issuer has all requisite partnership or corporate power and authority, as applicable, to execute, issue and perform its obligations under the Exchange Notes. The Exchange Notes have been duly and validly authorized by the Issuers, and if and when issued and authenticated in accordance with the terms of the Indenture and delivered in accordance with the Exchange Offer provided for in the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Issuers entitled to the benefits of the Indenture, enforceable against the Issuers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Exchange Notes will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(x)          Guarantees. Each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to issue and perform its obligations under the Guarantees. The Guarantees have been duly and validly authorized by the Guarantors and, assuming the due authorization, execution and delivery of the Indenture by the Trustee, upon the due execution, authentication and delivery of the Notes in accordance with the Indenture and the issuance of the Notes in the sale to the Initial Purchasers contemplated by this Agreement, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(y)          Exchange Guarantees. Each Guarantor has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, issue and perform its obligations under the Exchange Guarantees. The Exchange Guarantees have been duly and validly authorized by the Guarantors and if and when issued by the Guarantors in accordance with the terms of the Indenture upon the due issuance, execution, authentication and delivery of the Exchange Notes in accordance with the Indenture as contemplated by the Registration Rights Agreement, will be validly issued and delivered and will constitute valid and binding obligations of the Guarantors entitled to the benefits of the Indenture, enforceable against the Guarantors in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Exchange Guarantees will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(z)          Registration Rights Agreement. Each of the BreitBurn Parties has all requisite corporate, partnership or limited liability company power and authority, as applicable, to execute, deliver and perform its obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the BreitBurn Parties and, when executed and delivered by the BreitBurn Parties in accordance with the terms hereof and thereof, will be validly executed and delivered and (assuming the due authorization, execution and delivery thereof by you) will be the legally valid and binding obligation of each of the BreitBurn Parties in accordance with the terms thereof, enforceable against each of the BreitBurn Parties in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing. The Registration Rights Agreement will conform in all material respects to the description thereof in each of the Pricing Disclosure Package and the Offering Memorandum.

(aa)         Purchase Agreement. Each of the BreitBurn Parties has all requisite corporate, partnership and limited liability company power, as applicable, to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the BreitBurn Parties.

(bb)         Enforceability of the Organizational Agreements. The Partnership Agreement, the OLP Agreement, the GP LLC Agreement and the OLP GP Agreement have been duly authorized, executed and delivered by the parties thereto, and are valid and legally binding agreements of such parties, enforceable against such parties in accordance with their terms; provided that, with respect to each agreement described in this Section 2(bb), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(cc)         No Conflicts. None of the issuance or sale of the Notes, the Guarantees, the Exchange Notes or the Exchange Guarantees, the execution, delivery and performance by the BreitBurn Parties of the Transaction Documents, the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum or the consummation of the transactions contemplated hereby and thereby, (i) conflicts or will conflict with or constitutes or will constitute a violation of the limited liability company agreements and partnership agreements of the BreitBurn Parties, as applicable (collectively referred to herein as the “Organizational Agreements”) and the certificates of limited partnership or formation or certificates of incorporation, bylaws and other organizational documents of the BreitBurn Parties (together with the Organizational Agreements, the “Organizational Documents”), (ii) constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the BreitBurn Parties is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the BreitBurn Parties or any of their properties in a proceeding to which any of them or their property is a party, or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of any of the BreitBurn Parties, which breach, violation, default or lien, in the case of clauses (ii), (iii) or (iv), could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the BreitBurn Parties to perform their obligations under the Transaction Documents; provided, however, that no representation or warranty is made pursuant to clause (iii) as to any applicable securities law.

(dd)         No Consents. Assuming the accuracy of your representations and warranties in Section 3(b), no consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the BreitBurn Parties or any of their properties or assets is required in connection with the issuance and sale of the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees, the execution, delivery and performance by the BreitBurn Parties of the Transaction Documents, the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum or the consummation of the transactions contemplated hereby and thereby, except (i) for the filing of a registration statement by the Issuers with the Commission pursuant to the Securities Act and the qualification of the Indenture under the Trust Indenture Act as required by the Registration Rights Agreement, (ii) such consents as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Notes by the Initial Purchasers (iii) such filings required to be made under the Exchange Act, (iv) such consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could not reasonably be expected to materially impair the ability of any of the BreitBurn Parties to perform their obligations under the Transaction Documents and (v) as disclosed in the Pricing Disclosure Package and Offering Memorandum.

(ee)         No Defaults. No BreitBurn Party (i) is in violation of its Organizational Documents, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its properties or assets except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation, failure or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ff)         Solvency. Immediately after the Closing Date, the BreitBurn Parties, taken as a whole (after giving effect to the issuance of the Notes and the other transactions related thereto as described in the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the BreitBurn Parties are not less than the total amount required to pay the probable liabilities of the BreitBurn Parties on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the BreitBurn Parties are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming the sale of the Notes as contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum, the BreitBurn Parties are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature, (iv) the BreitBurn Parties are not engaged in any business or transaction, and are not about to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the BreitBurn Parties are engaged and (v) the BreitBurn Parties are not defendants in any civil action that would result in a judgment that the BreitBurn Parties are or would become unable to satisfy. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

(gg)         No Material Adverse Change. Other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, none of the BreitBurn Entities has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package or to be included or incorporated by reference in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization or long-term debt of any of the BreitBurn Entities or any material adverse change in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management or business of the BreitBurn Entities taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(hh)         Conduct of Business. Other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, since the date as of which such information is included or incorporated by reference into the Pricing Disclosure Package or will be included or incorporated by reference in the Offering Memorandum, none of the BreitBurn Entities has (i) incurred any liability or obligation, direct or contingent, other than liabilities or obligations that were incurred in the ordinary course of business, (ii) entered into any transactions, not in the ordinary course of business, that, individually or in the aggregate, is material to the BreitBurn Entities, taken as a whole or (iii) declared, paid or made any dividend or distribution on any class of security other than regular quarterly pro rata distributions to holders of Common Units.

(ii)         Auditors. PricewaterhouseCoopers LLP, who has certified certain consolidated financial statements of BreitBurn Energy Company L.P., a Delaware limited partnership (“BreitBurn Energy”), included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, is an independent registered public accounting firm with respect to such entities as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board.

(jj)         Financial Statements. The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. The selected financial data included or incorporated by reference into the Pricing Disclosure Package and the Offering Memorandum is accurately presented in all material respects and prepared on a basis consistent with the audited historical consolidated financial statements from which it has been derived. The summary historical financial data included in the Pricing Disclosure Package and the Offering Memorandum under the caption “Summary--Summary Historical Financial Data” is accurately presented in all material respects and prepared on a basis consistent with the audited and unaudited historical financial statements, as applicable, from which it has been derived. The pro forma financial information (including the related notes thereto) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Pricing Disclosure Package and the Offering Memorandum.

(kk)         Statistical Data. The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package or to be included or incorporated by reference in the Offering Memorandum are based on or derived from sources that the BreitBurn Parties believe to be reliable and accurate in all material respects.

(ll)         Reserve Engineers. Netherland, Sewell & Associates, Inc. and Schlumberger Technology Corporation (together, the “Reserve Engineers”), whose reserve reports (the “Reserve Reports”) are referenced or appear, as the case may be, in the Pricing Disclosure Package or are to be referenced or to appear, as the case may be, in the Offering Memorandum were, as of December 31, 2011, and are, as of the date hereof, independent engineers with respect to the BreitBurn Entities; and the historical information underlying the estimates of the reserves of the BreitBurn Entities supplied to the Reserve Engineers for purposes of preparing the Reserve Reports, including, without limitation, production volumes, sale prices for production, contractual pricing provisions under oil or gas sales or marketing contracts, costs of operations and development and working interest and net revenue information relating to ownership interests in properties, was true and correct in all material respects in accordance with customary industry practice on the date that each such Reserve Report was prepared.

(mm)         Proved Reserves. Estimates of proved reserves and present values as of December 31, 2011 as described in the Pricing Disclosure Package and the Offering Memorandum comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(nn)         Title. Each of the BreitBurn Entities has (i) good and defensible title to all of the oil and gas properties owned by the BreitBurn Entities, (ii) good and marketable title to all other property owned by the BreitBurn Entities and (iii) good title to all personal property owned by the BreitBurn Entities, in each case, free and clear of all Liens, except (A) as described in the Pricing Disclosure Package and the Offering Memorandum, (B) Liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (C) Liens under oil and gas leases, options to lease, operating agreements, unitization and pooling agreements, participation and drilling concessions agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry, (D) Liens arising under or permitted by the Credit Facility and (E) Liens that do not, individually or in the aggregate, materially affect the value of such properties, taken as a whole, or materially interfere with the use made or proposed to be made of such properties, taken as a whole, by the BreitBurn Entities; and any real property and buildings held under lease by the BreitBurn Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such real property and buildings by the BreitBurn Entities. All assets held under lease by the BreitBurn Entities are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the BreitBurn Entities.

(oo)         Insurance. The BreitBurn Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the BreitBurn Entities has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

(pp)         Investment Company. None of the BreitBurn Parties is, and as of the Closing Date and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under the caption “Use of Proceeds” in the Pricing Disclosure Package and the Offering Memorandum, none of them will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(qq)         Litigation. Except as described in the Pricing Disclosure Package and the Offering Memorandum, there is no (i) action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the BreitBurn Parties, threatened, to which any of the BreitBurn Entities is or may be a party or to which the business or property of any of the BreitBurn Entities is or may be subject, (ii) statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and (iii) injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the BreitBurn Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, could reasonably be expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Notes, or (C) in any manner draw into question the validity of any Transaction Document.

(rr)         No Omitted Descriptions. There are no legal or governmental proceedings or contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or, in the case of documents, would be required to be filed as exhibits to a registration statement of the Partnership pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the Pricing Disclosure Package or will not be described in the Offering Memorandum.

(ss)         Statements in the Pricing Disclosure Package and the Offering Memorandum. Statements made or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects. Each contract, document or other agreement described in the Pricing Disclosure Package and the Offering Memorandum is in full force and effect.

(tt)         No Related Party Transactions. No relationship, direct or indirect, that would be required to be described in a registration statement of the Partnership pursuant to Item 404 of Regulation S-K, exists between or among any of the BreitBurn Entities, on the one hand, and the directors, officers, shareholders, unitholders, partners, members, customers or suppliers of any of the BreitBurn Entities, on the other hand, that has not been described in the Pricing Disclosure Package or the Offering Memorandum.

(uu)         No Labor Disturbance. No labor disturbance by the employees of any of the BreitBurn Parties exists or, to the knowledge of the BreitBurn Parties, is imminent that could reasonably be expected to have a Material Adverse Effect.

(vv)         Employee Benefit Plans. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code except where the failure to so comply could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption other than such transactions as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) neither the Partnership nor any member of its Controlled Group sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date of this Agreement sponsored, maintained or contributed to, any Plan that is subject to Title IV of ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to raise a material risk of the loss of such qualification. None of the BreitBurn Parties maintains a “pension plan” within the meaning of Section 3(2)(A) of ERISA that is subject to Title IV of ERISA or Section 312 of the Code.

(ww)         Tax Returns. Each of the BreitBurn Entities has filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to any of the BreitBurn Entities, nor do any of the BreitBurn Parties have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(xx)        Internal Controls. The Partnership maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Partnership’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States. There are no material weaknesses or significant deficiencies in the Partnership’s internal controls.

(yy)         Disclosure Controls. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established; such disclosure controls and procedures have been designed to provide reasonable assurance that information required to be disclosed by the Partnership in reports that it submits or files under the Exchange Act is made known to the Partnership’s management, including its principal executive officer and principal financial officer, to allow for timely decisions regarding required disclosure; and such disclosure controls and procedures are effective at the reasonable assurance level.

(zz)         Books and Records. The Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aaa)        Sarbanes-Oxley Act. Except as described in the Pricing Disclosure Package and the Offering Memorandum, there is and has been no failure on the part of the Partnership or any of its directors or officers, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(bbb)        Permits. Each of the BreitBurn Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Offering Memorandum, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Offering Memorandum and except for such permits which, if not obtained, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the BreitBurn Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that could not reasonably be expected to have a Material Adverse Effect; and, except as described in the Pricing Disclosure Package and the Offering Memorandum, none of such permits contains any restriction that is materially burdensome to the BreitBurn Parties considered as a whole.

(ccc)        Environmental Compliance. Each of the BreitBurn Entities (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the prevention of pollution or protection of the environment or imposing liability or standards of conduct concerning any release into the environment of, or exposure to, Hazardous Materials (as defined below) (“Environmental Laws”), (ii) has received all permits required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted, (iii) is in compliance with all terms and conditions of any such permits and (iv) does not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any applicable Environmental Law. In the ordinary course of business, the BreitBurn Entities periodically review the effect of Environmental Laws on their business, operations and properties, in the course of which the BreitBurn Entities identify and evaluate costs and liabilities that are reasonably likely to be incurred pursuant to such Environmental Laws within the next three years (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the BreitBurn Entities have reasonably concluded that such associated costs and liabilities could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ddd)        No Distribution of Materials. None of the BreitBurn Parties has distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, will distribute any offering material in connection with the offering and sale of the Notes other than any Preliminary Offering Memorandum, the Offering Memorandum, any Free Writing Offering Document to which the Representatives have consented in accordance with Section 2(g) or 5(e) and any Free Writing Offering Document set forth on Schedule V hereto.

(eee)        No Exchange Act Violations. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

(fff)        XBRL Information. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Offering Memorandum and the Pricing Disclosure Package fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ggg)        No Price Stabilization. The BreitBurn Parties have not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of the Notes.

(hhh)        No Subsidiary Payment Restrictions. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from making any distributions to the Partnership, from making any other distribution on such subsidiary’s capital stock or other equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in the Pricing Disclosure Package and the Offering Memorandum.

(iii)        Foreign Corrupt Practices Act. None of the BreitBurn Entities, and to the knowledge of the BreitBurn Parties, no director, officer, agent or employee of the BreitBurn Entities (in their capacity as director, officer, agent or employee) has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(jjj)        Money Laundering Laws. The operations of the BreitBurn Parties are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the BreitBurn Parties with respect to the Money Laundering Laws is pending or, to the knowledge of the BreitBurn Parties, threatened.

(kkk)        OFAC. None of the BreitBurn Parties, or, to the knowledge of the BreitBurn Parties, any director, officer, agent, employee or affiliate of the BreitBurn Parties, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuers will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the BreitBurn Parties and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Notes shall be deemed a representation and warranty by such entity, jointly and severally, as to matters covered thereby, to each Initial Purchaser.

3.          Purchase of the Notes by the Initial Purchasers, Agreements to Sell, Purchase and Resell. (a) The BreitBurn Parties, jointly and severally, hereby agree, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the BreitBurn Parties herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Issuers, at a purchase price of 101.750% of the principal amount thereof plus accrued interest from April 15, 2012, the total principal amount of Notes set forth opposite the name of such Initial Purchaser in Schedule I hereto. The BreitBurn Parties shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

(b)          Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Issuers that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement, the Pricing Disclosure Package and the Offering Memorandum. Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to, and agrees with, the Issuers, on the basis of the representations, warranties and agreements of the BreitBurn Parties, that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to persons reasonably believed to be QIBs in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package and the Offering Memorandum; and (iii) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising). The Initial Purchasers have advised the Issuers that they will offer the Notes to QIBs at a price initially equal to 103.500% of the principal amount thereof, plus accrued interest from April 15, 2012. Such price may be changed by the Initial Purchasers at any time without notice.

(c)          The Initial Purchasers have not nor, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Notes, will not, use, authorize use of, refer to or distribute any material in connection with the offering and sale of the Notes other than (i) the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, (ii) any written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Offering Memorandum or any Free Writing Offering Document listed on Schedule IV hereto, (iii) the Free Writing Offering Documents listed on Schedule V hereto, (iv) any written communication prepared by such Initial Purchaser and approved by the Issuers in writing, or (v) any written communication relating to or that contains the terms of the Notes and/or other information that was included (including through incorporation by reference) in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum.

Each of the Initial Purchasers understands that the Issuers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c), (d), (e) and (f) hereof, counsel to the Issuers and Guarantors and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements, and the Initial Purchasers hereby consent to such reliance.

4.          Delivery of the Notes and Payment Therefor. The closing of the sale of the Notes pursuant to this Agreement will be at the office of Vinson & Elkins L.L.P., 666 Fifth Avenue, New York, NY 10103 at 9:00 a.m., New York city time, on September 27, 2012  (the “Closing Date”). The place of closing for the Notes and the Closing Date may be varied by agreement between the Initial Purchasers and the Issuers.

The Notes will be delivered to the Initial Purchasers through the facilities of The Depository Trust Company (“DTC”), against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer in immediately available funds, by causing DTC to credit the Notes to the account of the Initial Purchasers at DTC. The Notes will be evidenced by one or more global securities in definitive form (the “Global Notes”). Each of the Global Notes will be registered in the name of Cede & Co. as nominee of DTC, and delivered at the Closing to the Trustee as custodian for DTC.

5.          Agreements of the BreitBurn Parties. The BreitBurn Parties, jointly and severally, agree with each of the Initial Purchasers as follows:

(a)          Copies of the Offering Memorandum. The BreitBurn Parties will furnish to the Initial Purchasers, without charge, promptly after the date of the Offering, such number of copies of the Offering Memorandum as may then be amended or supplemented as the Representatives may reasonably request.

(b)          Form of Offering Memorandum. The BreitBurn Parties will prepare the Offering Memorandum in a form approved by the Representatives and, until the later of (i) the completion of the initial offering of the Notes by the Initial Purchasers and (ii) the Closing Date, will not make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Representatives shall not previously have been advised or to which they shall reasonably object after being so advised; provided, that this clause shall not apply to any filing by the Partnership of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K with respect to matters unrelated to the Notes and the offering or exchange thereof.

(c)          Compliance with Securities and Blue Sky Laws. Each of the BreitBurn Parties consents to the use of the Pricing Disclosure Package and the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d)          Amendments to the Pricing Disclosure Package or the Offering Memorandum. If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to persons reasonably believed to be QIBs, any event occurs or information becomes known that, in the judgment of any of the BreitBurn Parties or in the opinion of counsel for the BreitBurn Parties or the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the BreitBurn Parties will prepare an appropriate supplement or amendment thereto, and will promptly furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e)          Restrictions of Sales and Solicitations. None of the BreitBurn Parties will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document or otherwise use, authorize, approve or refer to any Free Writing Offering Document without the prior consent of the Representatives, which consent shall not be unreasonably withheld or delayed. If at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Issuers will give notice thereof to the Initial Purchasers through the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)          Qualifying the Notes. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Notes for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith the Issuers shall not be required to (i) qualify as a foreign limited partnership or a foreign corporations in any jurisdiction in which they would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g)          Lock-Up. During the period of 60 days from the date hereof, without the prior written consent of Wells Fargo Securities, LLC, not to directly or indirectly, issue, sell, agree to issue, offer to sell, solicit offers to purchase, pledge or otherwise dispose of (or enter into any transaction or duties which is designed to, or could be expected to, result in the disposition by any person at any time in the future) any debt securities of the BreitBurn Parties with terms substantially similar to the Notes (other than the Notes), except as contemplated by this Agreement, the Registration Rights Agreement and the Exchange Offer.

(h)          Available Information. So long as any of the Notes are outstanding, the BreitBurn Parties will, during any period in which the Partnership is not subject to Section 13 or 15(d) of the Exchange Act, make available at their expense, upon request, to any holder of such Notes and prospective purchasers thereof the information required by Rule 144A(d)(4) under the Securities Act.

(i)          Application of Net Proceeds. The BreitBurn Parties will apply the net proceeds from the sale of the Notes to be sold by them hereunder substantially in accordance with the description set forth in the Pricing Disclosure Package and the Offering Memorandum under the caption “Use of Proceeds.”

(j)          No Solicitation and Advertising. None of the BreitBurn Parties or any of their respective affiliates or any of their respective representatives (other than you) will use any form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offer and sale of the Notes.

(k)          No Price Stabilization. The BreitBurn Parties and their respective affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably could be expected to cause or result in the stabilization or manipulation of the price of any security of the BreitBurn Parties in connection with the offering of the Notes.

(l)          No Resale of Notes. For a period of one year (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the Closing Date, if any Notes are Transfer Restricted Securities (as defined in the Registration Rights Agreement), neither of the Issuers nor any of their respective “affiliates” (as defined in Rule 144 under the Securities Act) that they control will sell any such Notes.

(m)          No Integration. The BreitBurn Parties agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the sale to the Initial Purchasers, persons reasonably believed to be QIBs of the Notes.

(n)          DTC Approval. The Issuers will use their commercially reasonable best efforts to permit the Notes to be eligible for clearance and settlement through DTC.

(o)          Legend. Each Note will bear a legend substantially to the following effect until such legend shall no longer be necessary or advisable because the Notes are no longer subject to the restrictions on transfer described therein:

“THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE, NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, AGREES NOT TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) (THE “RESALE RESTRICTION TERMINATION DATE”), EXCEPT THAT THE NOTES MAY BE TRANSFERRED (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE, OR TRANSFER (1) PURSUANT TO CLAUSE (D) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION, AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (2) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.”

6.          Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the BreitBurn Parties, jointly and severally, agree, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto (including the fees, disbursements and expenses of the Issuers’ accountants and counsel, but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection therewith); (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (but not, however, legal fees and expenses of the Initial Purchasers’ counsel incurred in connection with any of the foregoing other than fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda); (iii) the issuance and delivery by the Issuers of the Notes and by the Guarantors of the Guarantees and any taxes payable in connection therewith; (iv) the qualification of the Notes and Exchange Notes for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Initial Purchasers may designate (including, without limitation, the reasonable fees and disbursements of the Initial Purchasers’ counsel relating to such registration or qualification); (v) the furnishing of such copies of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof); (vii) the approval of the Notes by DTC for “book-entry” transfer (including fees and expenses of counsel for the Initial Purchasers); (viii) the rating of the Notes and the Exchange Notes; (ix) the obligations of the Trustee, any agent of the Trustee and the counsel for the Trustee in connection with the Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees; (x) the performance by the BreitBurn Parties of their other obligations under this Agreement; and (xi) half of all travel expenses (including half the costs related to any chartered aircraft) of each Initial Purchaser and the Issuers’ officers and employees and any other expenses of each Initial Purchaser and the Issuers in connection with attending or hosting meetings with prospective purchasers of the Notes, and expenses associated with any electronic road show.

7.          Conditions to Initial Purchasers’ Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on and as of the Closing Date, of the representations and warranties of the BreitBurn Parties contained herein, to the performance by the BreitBurn Parties of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)          The Initial Purchasers shall not have discovered and disclosed to the Issuers on or prior to the Closing Date that the Pricing Disclosure Package or the Offering Memorandum, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel to the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading.

(b)          All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of the Transaction Documents, the Pricing Disclosure Package and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to Baker Botts L.L.P., counsel to the Initial Purchasers, and the BreitBurn Parties shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)          Vinson & Elkins L.L.P. shall have furnished to the Initial Purchasers its written opinion, as counsel to the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit B hereto.

(d)          Mika Meyers Beckett & Jones PLC, shall have furnished to the Initial Purchasers its written opinion, as local Michigan counsel to the BreitBurn Parties organized under the laws of the State of Michigan, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form of Exhibit C hereto.

(e)          Gregory C. Brown, the General Partner’s Executive Vice President and General Counsel, shall have furnished to the Initial Purchasers his written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form attached hereto as Exhibit D hereto.

(f)          The Initial Purchasers shall have received from Baker Botts L.L.P., counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package, the Offering Memorandum and other related matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(g)          At the time of execution of this Agreement, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package and the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)          With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Issuers shall have furnished to the Initial Purchasers a “bring-down letter” of such accountants, addressed to the Initial Purchasers and dated the Closing Date (i) confirming that such accountants are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 under Regulation S-X of the Securities Act, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(i)          At the time of execution of this Agreement and the Closing Date, the Initial Purchasers shall have received from each of the Reserve Engineers a letter, in form and substance satisfactory to the Initial Purchasers confirming certain matters concerning their engagement and the use of their Reserve Reports and information derived from their Reserve Reports in the Pricing Disclosure Package and the Offering Memorandum.

(j)          Except as described in the Pricing Disclosure Package and the Offering Memorandum, (i) none of the BreitBurn Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) since such date, there shall not have been any change in the capitalization or long-term debt of any of the BreitBurn Entities or any change in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management or business of the BreitBurn Entities, taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Pricing Disclosure Package and the Offering Memorandum.

(k)          Each of the BreitBurn Parties shall have furnished or caused to be furnished to the Initial Purchasers dated as of the Closing Date a certificate signed on behalf of the Partnership by the Chief Executive Officer and the Chief Financial Officer of the General Partner, on behalf of BreitBurn Finance by its Chief Executive Officer and Chief Financial Officer and the Chief Executive Officer and Chief Financial Officer of each Guarantor, or other officers satisfactory to the Initial Purchasers, as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:

(i)          The representations, warranties and agreements of the BreitBurn Parties in Section 2 are true and correct on and as of the Closing Date, and the BreitBurn Parties have complied with all of their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii)         They have examined the Pricing Disclosure Package and the Offering Memorandum, and, in their opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum, no event has occurred that should have been set forth in a supplement or amendment to the Pricing Disclosure Package or the Offering Memorandum that has not been so set forth.

(l)          Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Notes or any other debt securities or preferred stock issued or guaranteed by any of the BreitBurn Parties by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by any of the BreitBurn Parties (other than an announcement with positive implications of a possible upgrading).

(m)          The Notes shall be eligible for clearance and settlement through DTC.

(n)          The BreitBurn Parties shall have executed and delivered the Registration Rights Agreement, and the Initial Purchasers shall have received a counterpart thereof, duly executed by the BreitBurn Parties.

(o)          Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the NASDAQ Global Select Market or in the over-the-counter market, or trading in any securities of the Issuers on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Notes being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

(p)          On or prior to the Closing Date, the BreitBurn Parties shall have furnished to the Initial Purchasers such further certificates and documents as the Initial Purchasers may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

8.          Indemnification and Contribution.

(a)          Each of the BreitBurn Parties hereby agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser, its affiliates participating in this offering (a “Participating Affiliate”), directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, Participating Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or (B) in any written communication that constitutes an offer to sell or solicitation of an offer to buy the Notes (other than the written communications contained in clause (A), above), including any written roadshow presentation made to investors by the Issuers (“Marketing Materials”), (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Initial Purchaser and each such Participating Affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, Participating Affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the BreitBurn Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or Offering Memorandum, or in any such amendment or supplement thereto, or in any Marketing Materials in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Issuers through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). In the event that it is finally judicially determined that the Initial Purchasers were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Initial Purchasers will promptly return all sums that had been advanced pursuant hereto. The foregoing indemnity agreement is in addition to any liability that the BreitBurn Parties may otherwise have to any Initial Purchaser or to any director, officer, employee or controlling person of that Initial Purchaser.

(b)          Each Initial Purchaser, severally and not jointly, hereby agrees to indemnify and hold harmless the BreitBurn Parties, each of their respective directors, managers, officers and employees, and each person, if any, who controls any of the BreitBurn Parties within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the BreitBurn Parties or any such director, manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or (B) in any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Issuers through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 8(e) and shall reimburse the BreitBurn Parties and any such director, manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. In the event that it is finally judicially determined that the BreitBurn Parties were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the BreitBurn Parties will promptly return all sums that had been advanced pursuant hereto. The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the BreitBurn Parties or any such director, manager, officer, employee or controlling person.

(c)          Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded, based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability or a failure to act by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(d)          If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the BreitBurn Parties, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the BreitBurn Parties, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the BreitBurn Parties, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (before deducting expenses) received by the Issuers, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the BreitBurn Parties or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Issuers shall be deemed to be also for the benefit of the Guarantors. The BreitBurn Parties and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Notes initially purchased by it exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 8(d) are several in proportion to their respective purchase obligations and not joint.

(e)          The Initial Purchasers severally confirm that the statements with respect to the delivery of the Notes by the Initial Purchasers set forth on the cover page, in the third paragraph under the section entitled “Plan of Distribution” and under the section entitled “Plan of Distribution—Over-Allotment, Stabilizing and Related Transactions” in the Pricing Disclosure Package and the Offering Memorandum are correct and the BreitBurn Parties acknowledge and agree that such statements constitute the only information concerning such Initial Purchasers furnished in writing to either Issuer or any Guarantor by or on behalf of the Initial Purchasers specifically for inclusion in the Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, or in any amendment or supplement thereto, or in any Marketing Materials.

9.          Defaulting Initial Purchasers.

(a)          If, on the Closing Date, any Initial Purchaser defaults in its obligations to purchase the Notes that it has agreed to purchase under this Agreement, the remaining non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Notes by the non-defaulting Initial Purchasers or other persons satisfactory to the Issuers on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Notes, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Notes on such terms. In the event that within the respective prescribed periods, the non-defaulting Initial Purchasers notify the Issuers that they have so arranged for the purchase of such Notes, or the Issuers notify the non-defaulting Initial Purchasers that they have so arranged for the purchase of such Notes, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Pricing Disclosure Package or the Offering Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

(b)          If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Notes, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Notes that such Initial Purchaser agreed to purchase hereunder) of the Notes of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made; provided that the non-defaulting Initial Purchasers shall not be obligated to purchase more than 110% of the aggregate principal amount of Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 3.

(c)          If, after giving effect to any arrangements for the purchase of the Notes of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Notes that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Notes, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the BreitBurn Parties, except that the BreitBurn Parties will continue to be liable for the payment of expenses as set forth in Section 6.

(d)          Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the BreitBurn Parties or any non-defaulting Initial Purchaser for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, the Issuers or Representatives may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement.

10.         Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Issuers prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 7(j) and (o) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

11.         Reimbursement of Initial Purchasers’ Expenses. If the Issuers shall fail to tender the Notes for delivery to the Initial Purchasers (i) by reason of any failure, refusal or inability of the Issuers or the Guarantors to perform any agreement on their respective parts to be performed, (ii) because any other condition to the Initial Purchasers’ obligations hereunder required to be fulfilled by any of the Issuers or the Guarantors is not fulfilled for any reason or (iii) because the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement, the Issuers will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Issuers shall pay the full amount thereof to the Representatives; provided, however, that if this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Initial Purchasers, the Issuers shall not be obligated to reimburse any Initial Purchaser on account of those expenses.

12.         Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)          if to any Initial Purchasers, shall be delivered or sent by hand delivery, mail or overnight courier to: Wells Fargo Securities, LLC, 301 S. College Street, 6th Floor, Charlotte, North Carolina 28288, Attention: Transaction Management Department, Facsimile: (704) 383-9165.

(b)          if to any of the BreitBurn Parties, shall be delivered or sent by mail, overnight courier or facsimile transmission to BreitBurn GP LLC, 515 South Flower Street, Suite 4800, Los Angeles, CA 90071, Attention: Gregory C. Brown Fax: (213-225-5916), with a copy (which shall not constitute notice) to Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York 10103, Attention: Shelley A. Barber (Fax: 917.849.5353);

provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by hand delivery, mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to Wells Fargo Securities, LLC, which address will be supplied to any other party hereto by Wells Fargo Securities, LLC upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuers shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Wells Fargo Securities, LLC.

13.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the BreitBurn Parties and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the BreitBurn Parties contained in this Agreement shall also be deemed to be for the benefit of Participating Affiliates, directors, officers and employees of the Initial Purchasers and each person or persons, if any, controlling any Initial Purchaser within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the BreitBurn Parties, each of their respective directors, managers, officers and employees and any person controlling any of the BreitBurn Parties within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

14.         Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the BreitBurn Parties and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

15.         Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

16.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the federal and state courts located in New York County, New York, including the United States District Court for the Southern District of New York, in connection with any claim brought with respect to this Agreement or related matter and waives any right to claim such forum would be inappropriate, including concepts of forum non conveniens. Time is of the essence in this Agreement.

17.         Waiver of Jury Trial. Each of the BreitBurn Parties and each of the Initial Purchasers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18.         No Fiduciary Duty. The BreitBurn Parties acknowledges and agrees that in connection with this offering, or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between any of the BreitBurn Parties and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisors, experts or otherwise, to the BreitBurn Parties, including, without limitation, with respect to the determination of the purchase price of the Notes, and such relationship between the BreitBurn Parties, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the BreitBurn Parties shall be limited to those duties and obligations specifically stated herein; (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of the BreitBurn Parties; and (v) the BreitBurn Parties have consulted their own legal and financial advisors to the extent they deemed appropriate. The BreitBurn Parties hereby waive, to the extent permitted by law, any claims that the BreitBurn Parties may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Notes.

19.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

20.         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the BreitBurn Parties and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ISSUERS

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its general partner

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

BREITBURN FINANCE CORPORATION

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

GUARANTORS

BREITBURN OPERATING GP, LLC

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

BREITBURN GP, LLC

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

BREITBURN MANAGEMENT COMPANY, LLC

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

Purchase Agreement Signature Page

BREITBURN OPERATING L.P.

By:	BreitBurn Operating GP, LLC,
its general partner

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

ALAMITOS COMPANY

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

BREITBURN FLORIDA LLC

By:	BreitBurn Operating L.P.,
its sole member

By:	BreitBurn Operating GP, LLC,
its general partner

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

BREITBURN FULTON LLC

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

Purchase Agreement Signature Page

BEAVER CREEK PIPELINE, L.L.C.
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

PHOENIX PRODUCTION COMPANY

By:	/s/ James G. Jackson
	Name:	James G. Jackson
	Title:	Chief Financial Officer

PREVENTIVE MAINTENANCE SERVICES LLC

By:	/s/ Bruce D. McFarland
	Name:	Bruce D. McFarland
	Title:	Treasurer

Accepted:

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

Credit Suisse Securities (USA) LLC

J.P. Morgan Securities LLC

Mitsubishi UFJ Securities (USA), Inc.

For themselves and as Representatives

of the several Initial Purchasers

named in Schedule I hereto.

By:	Wells Fargo Securities, LLC

By:	/s/ Jeff Gore
	Name:	Jeff Gore
	Title:	Managing Director

By:	BMO Capital Markets Corp.

By:	/s/ Thomas D. Dale
	Name:	Thomas D. Dale
	Title:	Managing Director

By:	Credit Suisse Securities (USA) LLC

By:	/s/ Randy Bayless
	Name:	Randy Bayless
	Title:	Managing Director

By:	J.P. Morgan Securities LLC

By:	/s/ Jack D. Smith
	Name:	Jack D. Smith
	Title:	Managing Director

By:	Mitsubishi UFJ Securities (USA), Inc.

By:	/s/ Brian Cogliandro
	Name:	Brian Cogliandro
	Title:	Managing Director
I-1

 SCHEDULE I

Initial Purchasers	Principal Amount of Notes to be Purchased
Wells Fargo Securities, LLC	$70,000,002
BMO Capital Markets Corp.	$20,000,000
Credit Suisse Securities (USA) LLC	$20,000,000
J.P. Morgan Securities LLC	$20,000,000
Mitsubishi UFJ Securities (USA), Inc.	$20,000,000
Barclays Capital Inc.	$10,000,000
Citigroup Global Markets Inc.	$10,000,000
RBC Capital Markets, LLC	$10,000,000
RBS Securities Inc.	$6,666,666
Scotia Capital (USA) Inc.	$6,666,666
U.S. Bancorp Investments, Inc.	$6,666,666
Total	$200,000,000

Schedule II

Guarantors

BreitBurn Operating GP, LLC

BreitBurn GP, LLC

BreitBurn Management Company, LLC

BreitBurn Operating L.P.

Alamitos Company

BreitBurn Florida LLC

BreitBurn Fulton LLC

GTG Pipeline LLC

Mercury Michigan Company, LLC

Phoenix Production Company

Preventive Maintenance Services LLC

Terra Energy Company LLC

Terra Pipeline Company LLC

Beaver Creek Pipeline, L.L.C.

II-1

Schedule III

PRICING TERM SHEET

$200,000,000

BreitBurn Energy Partners L.P.

BreitBurn Finance Corporation
7.875% Senior Notes due 2022

September 24, 2012

Pricing Supplement

Pricing Supplement dated September 24, 2012 to the Preliminary Offering Memorandum dated September 24, 2012 of BreitBurn Energy Partners L.P. and BreitBurn Finance Corporation (the “Preliminary Offering Memorandum”).

This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used below and not defined herein have the meaning given in the Preliminary Offering Memorandum.

Issuers	BreitBurn Energy Partners L.P. and BreitBurn Finance Corporation

Guarantors	All existing and future domestic subsidiaries (other than BreitBurn Finance Corporation) that guarantee indebtedness under our bank credit facility

Title of Securities	7.875% Senior Notes due 2022 (the “Notes”)

Principal Amount	$200,000,000

Gross Proceeds	$207,000,000

Distribution	144A with Registration Rights

Maturity Date	April 15, 2022

Issue Price	103.500%, plus accrued interest from April 15, 2012

Coupon	7.875%

Yield to Worst	7.250%

Interest Payment Dates	April 15 and October 15 of each year, beginning on October 15, 2012

Record Dates	April 1 and October 1 of each year

Trade Date	September 24, 2012

Settlement Date	September 27, 2012 (T+3)

Make-Whole Redemption	Make-whole redemption at treasury rate + 50 basis points prior to January 15, 2017.

Optional Redemption	On or after January 15, 2017, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the Notes redeemed during the twelve-month period indicated beginning on January 15 of the years indicated below:

Year	Price
2017	103.938%
2018	102.625%
2019	101.313%
2020 and thereafter	100.000%

Equity Clawback	Up to 35% at 107.875% prior to January 15, 2015.

Change of Control	101% plus accrued and unpaid interest

Joint Book-Running Managers	Wells Fargo Securities, LLC, BMO Capital Markets Corp., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc.

CUSIP Numbers	Rule 144A: 106777 AC9

ISIN Numbers	Rule 144A: US106777AC93

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

Other Information:

Use of Proeeds; Capitalization

We expect to receive net proceeds of approximately $202.8 from this offering (after deducting estimated fees and offering expenses payable by us).

As of June 30, 2012, on a pro forma as adjusted basis to reflect this offering, the application of the net proceeds of this offering and the other transactions described in “Capitalization” and the automatic reduction in the borrowing base under our bank credit facility upon completion of this offering, we would have been able to borrow up to approximately $783.7 million (after deducting $0.3 million of outstanding letters of credit) on a revolving basis under our bank credity facility, and the Company and the Guarantors would have had total long-term debt (excluding obligations under letters of credit and hedges) of approximately $771.8 million (net of unamortized discount), consisting of the notes, our 8.625% Senior Notes due 2020 and approximately $16.0 million of secured revolving credit debt outstanding under our bank credit facility.

__________________________________________________

This material is strictly confidential and has been prepared by the Issuers solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or soliciation in such jurisdiction.

Schedule IV

Free Writing OFFERING DOCUMENT

None.

IV-1

SCHEDULE V

FREE WRITING OFFERING DOCUMENT

Electronic Road Show Dated September 24, 2012

V-1

Schedule VI

BREITBURN ENTITIES1

BreitBurn Operating GP, LLC

BreitBurn GP, LLC

BreitBurn Management Company, LLC

BreitBurn Operating L.P.

BreitBurn Finance Corporation

Alamitos Company

BreitBurn Florida LLC

BreitBurn Fulton LLC

GTG Pipeline LLC

Mercury Michigan Company, LLC

Phoenix Production Company

Preventive Maintenance Services LLC

Terra Energy Company LLC

Terra Pipeline Company LLC

Beaver Creek Pipeline, L.L.C.

BreitBurn Collingwood Utica LLC

Seal Beach Gas Processing Venture

Wilderness-Chester Gas Processing Limited Partnership

Wilderness-Chester LLC

Wilderness Energy L.C.

Wilderness Energy Services Limited Partnership

Frederic HOF Limited Partnership

Terra-Westside Processing Company

1 The definition of “BreitBurn Entities” also includes BreitBurn Energy Partners L.P.

VI-1

Exhibit A

Form of Registration Rights Agreement

REGISTRATION RIGHTS AGREEMENT

by and among

BreitBurn Energy Partners L.P.,

BreitBurn Finance Corporation,

the Guarantors party hereto,

and

Wells Fargo Securities, LLC

as representative of the Initial Purchasers

Dated as of September 27, 2012

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of September 27, 2012, by and among BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Company”), BreitBurn Finance Corporation, a Delaware corporation (“FinCo,” and together with the Company, the “Issuers”), the entities listed on Schedule A hereto (collectively, the “Guarantors”), and Wells Fargo Securities, LLC, as representative of the initial purchasers listed on Schedule A to the Purchase Agreement (each an “Initial Purchaser” and, collectively, the “Initial Purchasers”), each of whom has agreed to purchase the Issuers’ 7.875% Senior Notes due 2022 (the “Initial Notes”), fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Purchase Agreement (as defined below). The Initial Notes and the Guarantees related thereto are herein collectively referred to as the “Initial Securities.” The Initial Notes constitute “Additional Notes” (as defined in the Indenture (as defined below)) under the Indenture. The Issuers have previously issued $250,000,000 aggregate principal amount of their 7.875% Senior Notes due 2022 (the “Existing Notes”).

This Agreement is made pursuant to the Purchase Agreement, dated September 24, 2012 (the “Purchase Agreement”), by and among the Issuers, the Guarantors and the Initial Purchasers (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of Initial Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Initial Securities, the Issuers have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7(n) of the Purchase Agreement.

The parties hereby agree as follows:

1.          Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest: As defined in Section 5 hereof.

Advice: As defined in Section 6(c) hereof.

Affiliate: As defined in Rule 144 promulgated by the Commission.

Agreement: As defined in the preamble hereto.

Blackout Period: As defined in the last paragraph of Section 4(a) hereof.

Broker-Dealer: Any broker or dealer registered under the Exchange Act.

Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed.

Closing Date: January 13, 2012.

Commission: The Securities and Exchange Commission.

Company: As defined in the preamble hereto

Consummate: A registered Exchange Offer shall be deemed “Consummated” for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

Controlling Person: As defined in Section 8(a) hereof.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Date: The date that Exchange Securities are delivered by the Issuers to the Registrar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer.

Exchange Deadline: As defined in Section 3(b) hereof.

Exchange Offer: An offer registered under the Securities Act by the Issuers and the Guarantors pursuant to a Registration Statement pursuant to which the Issuers offer the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders with terms that are identical in all respects to the Transfer Restricted Securities (except that Exchange Securities will not contain terms with respect to any increase in annual interest rate as described herein and the transfer restrictions).

Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus, as defined in Section 3(a) hereof.

Exchange Securities: The 7.875% Senior Notes due 2022, of the same series under the Indenture as the Initial Securities, including the Guarantees related thereto, to be offered to Holders in exchange for Transfer Restricted Securities pursuant to this Agreement.

Existing Notes: As defined in the preamble hereto.

Existing Notes Exchange Securities: The 7.875% Senior Notes due 2022, of the same series under the Indenture as the Existing Notes, including the guarantees related thereto, to be offered to Holders (as defined in the Existing Notes Registration Rights Agreement) in exchange for Transfer Restricted Securities (as defined in the Existing Note Registration Rights Agreement) pursuant to the Existing Notes Registration Rights Agreement.

Existing Notes Registration Rights Agreement: The Registration Rights Agreement, dated as of January 13, 2012, among the Issuers, the guarantors named therein and the initial purchasers named therein, relating to the Existing Notes.

FinCo: As defined in the preamble.

FINRA: The Financial Industry Regulatory Authority, Inc., an independent regulatory organization.

Guarantees: As defined in the preamble hereto.

Holder: As defined in Section 2(b) hereof.

Indemnified Holder: As defined in Section 8(a) hereof.

Indenture: The Indenture, dated as of January 13, 2012, by and among the Issuers, the Guarantors and U.S. Bank, National Association, as trustee (the “Trustee”), pursuant to which the Initial Securities and the Exchange Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Initial Notes: As defined in the preamble hereto.

Initial Placement: The issuance and sale by the Issuers of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement.

Initial Purchaser: As defined in the preamble hereto.

Initial Securities: As defined in the preamble hereto.

Issuers: As defined in the preamble hereto

Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization or other legal entity, or a government or agency or political subdivision thereof.

Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Registration Default: As defined in Section 5 hereof.

Registration Statement: Any Exchange Offer Registration Statement or Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

Securities Act: The Securities Act of 1933, as amended.

Shelf Filing Deadline: As defined in Section 4(a) hereof.

Shelf Registration Statement: As defined in Section 4(a)(x) hereof.

Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer for an Exchange Security and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act; (b) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement; (c) if a Shelf Registration Statement is required to be filed in accordance with Section 4 hereof, one year from the effective date of such Shelf Registration Statement; (d) the date two years after the date hereof; (e) the date upon which such Initial Security is distributed to the public by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) and (f) the date on which such Initial Security ceases to be outstanding.

Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuers are sold to an underwriter for reoffering to the public.

2.          Securities Subject to this Agreement.

(a)          Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b)          Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (a “Holder”) whenever such Person owns Transfer Restricted Securities.

3.          Registered Exchange Offer.

(a)          Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied with), the Issuers and the Guarantors shall (i) cause to be filed with the Commission sufficiently promptly so as to avoid a Registration Default with respect to the Exchange Offer, a Registration Statement under the Securities Act relating to the Exchange Securities and the Exchange Offer (the “Exchange Offer Registration Statement”), (ii) use their commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act sufficiently promptly so as to avoid a Registration Default with respect to the Exchange Offer, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Exchange Offer Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Transfer Restricted Securities held by Broker-Dealers as contemplated by Section 3(c) hereof.

(b)          The Issuers and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is mailed to the Holders. The Issuers shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities and the Existing Notes Exchange Securities shall be included in the Exchange Offer Registration Statement. The Issuers and the Guarantors shall use commercially reasonable efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 400 days after the Closing Date (or if such 400th day is not a Business Day, the next succeeding Business Day) (such 400th day herein referred to as the “Exchange Deadline”). For the avoidance of doubt, a single exchange offer may be conducted in relation to the Initial Securities and the Existing Notes and related guarantees.

(c)          The Issuers shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuers), may exchange such Initial Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “underwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission.

The Issuers and the Guarantors shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities.

The Issuers shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales.

4.          Shelf Registration.

(a)          Shelf Registration. If (i) the Issuers and the Guarantors are not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer for the Initial Securities because the Exchange Offer is not permitted by applicable law or Commission policy; (ii) for any reason the Exchange Offer for the Initial Securities is not Consummated by the Exchange Deadline; or (iii) with respect to any Holder of Transfer Restricted Securities that is not an Affiliate of the Issuer or Guarantors (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Issuers or one of their Affiliates, then, upon such Holder’s request, the Issuers and the Guarantors shall (1) if permitted by law, cause the Transfer Restricted Securities of such Holder to be reissued in a form that does not bear any restrictive legends relating to the Securities Act or a restrictive CUSIP number so that such Securities may be sold to the public in accordance with Rule 144 under the Securities Act by a person that is not an Affiliate of the Issuer or any of the Guarantors where no conditions of Rule 144 are then applicable (other than the holding period requirement in paragraph (d)(1)(ii) of Rule 144 so long as such holding period requirement is satisfied at such time of such reissue) and (2) in the event the Issuers cannot or do not comply with the provisions of the foregoing clause within 20 Business Days of the later of (I) the date of receipt by the Issuer of such notice of such Holder and (II) the first to occur of the Exchange Date and the Exchange Deadline (such later date being a “Shelf Filing Deadline”), then the Issuers and the Guarantors shall

(x)          cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the “Shelf Registration Statement”) on or prior to the Shelf Filing Deadline, which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

(y)          use their commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the Shelf Filing Deadline (or if such 90th day is not a Business Day, the next succeeding Business Day).

Each of the Issuers and the Guarantors shall keep any such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities by the Holders entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year following the effective date of such Shelf Registration Statement (or such shorter period that will terminate when all the Transferred Registered Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement). Each of the Issuers and the Guarantors shall be deemed not to have used commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if any of the Issuers or the Guarantors voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless (X) such action is required by applicable law; or (Y) such action is taken by any of the Issuers or Guarantors in good faith and for valid business reasons (not including avoidance of the Issuers or the Guarantors obligations hereunder) including, but not limited to, the acquisition or divestiture of assets, so long as the Issuers and the Guarantors promptly thereafter comply with the requirements of the last paragraph of Section 6(c) hereof (the period during which the Shelf Registration Statement is not available under clauses (X) or (Y) above, the “Blackout Period”). The Blackout Period shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.

(b)          Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuers in writing, within ten Business Days after receipt of a request therefor, such information as the Issuers may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such Holder not materially misleading.

5.          Additional Interest. If (a) the Exchange Offer is not Consummated on or prior to the Exchange Deadline, (b) a Shelf Registration Statement applicable to the Transfer Restricted Securities required to be filed by the terms of this Agreement is not declared effective (or does not automatically become effective) on or prior to the 90th calendar day following any Shelf Filing Deadline (or if such 90th day is not a Business Day, the next succeeding Business Day), or (c) a Shelf Registration Statement applicable to the Transfer Restricted Securities required to be filed by the terms of this Agreement is declared effective (or automatically becomes effective) as required but thereafter fails to remain effective or becomes unusable in connection with resales for more than 30 calendar days, excluding any Blackout Period (each such event referred to in clauses (a) through (c) above, a “Registration Default”), the Issuers hereby agree that the interest rate borne by the Transfer Restricted Securities shall be increased by 1.0% per annum (“Additional Interest”) for the period of occurrence of the Registration Default until the earlier of the consummation of the Exchange Offer and such time as no Registration Default is in effect. Following the cure of all Registration Defaults, Additional Interest will cease to accrue and the interest rate on the Transfer Restricted Securities will revert to the original rate; provided, however, that, if after the date such Additional Interest ceases to accrue, another Registration Default occurs, Additional Interest will again commence accruing pursuant to the foregoing provisions.

All obligations of the Issuers and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

6.          Registration Procedures.

(a)          Exchange Offer Registration Statement. In connection with the Exchange Offer, the Issuers and the Guarantors shall comply with all of the applicable provisions of Section 6(c) hereof, shall use commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof. As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuers, prior to the Consummation thereof, a written representation to the Issuers (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate (within the meaning of Rule 405 under the Securities Act) of the Issuers or the Guarantors, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution (within the meaning of the Securities Act) of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuers’ preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Issuers.

(b)          Shelf Registration Statement. In connection with any Shelf Registration Statement, each of the Issuers and the Guarantors shall comply with all the provisions of Section 6(c) hereof and shall use commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Issuers and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

(c)          General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), each of the Issuers and the Guarantors shall:

(i)          use commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 hereof, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuers shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter;

(ii)         prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424, 430A and 430B under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

(iii)        advise the underwriters, if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Issuers and the Guarantors shall use commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(iv)        furnish without charge to each of the Initial Purchasers, each selling Holder named in any Registration Statement, and each underwriter, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review and comment of such Holders and underwriters in connection with such sale, if any, for a period of at least five Business Days, and the Issuers will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object in writing within five Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period); provided, that this clause (iv) shall not apply to any filing by the Company of any annual report on Form 10-K, quarterly report on Form 10-Q or Current Report on Form 8-K with respect to matters unrelated to the Initial Securities, the Transfer Restricted Securities and the Exchange Securities and the offering or exchange therefor. The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

(v)         in the case of a Shelf Registration Statement, make available at during normal business hours for inspection by the Initial Purchasers, the managing underwriters, if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriters, all financial and other records, pertinent corporate documents and properties of each of the Issuers and the Guarantors and cause the Issuers’ and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with investors to the extent requested by the managing underwriters, if any;

(vi)        if requested by any selling Holders or the underwriters, if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuers are notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(vii)       in the case of a Shelf Registration Statement, furnish to each Initial Purchaser, each selling Holder and each of the underwriters, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(viii)      deliver to each selling Holder and each of the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Issuers and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriters, if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(ix)         in the case of a Shelf Registration Statement, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, each of the Issuers and the Guarantors shall:

(A)         furnish to each Initial Purchaser, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the effectiveness of the Shelf Registration Statement:

(1)         a certificate, dated the date of effectiveness of the Shelf Registration Statement signed by (y) the Chief Executive Officer, the President or any Vice President and (z) a principal financial or accounting officer of each of the Issuers and the Guarantors, confirming, as of the date thereof, the matters set forth in Section 7(k) of the Purchase Agreement and such other matters as such parties may reasonably request;

(2)         an opinion, dated the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuers and the Guarantors, covering the matters set forth in Sections 7(c)-7(e) of the Purchase Agreement and including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuers and the Guarantors, representatives of the independent public accountants for the Issuers and the Guarantors, representatives of the underwriters, if any, and counsel to the underwriters, if any, in connection with the preparation of such Shelf Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the Shelf Registration Statement, at the time such Shelf Registration Statement became effective, and contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial, accounting and reserve data included in any Shelf Registration Statement contemplated by this Agreement or the related Prospectus; and

(3)         a customary comfort letter, dated the date of effectiveness of the Shelf Registration Statement, from the Issuers’ independent accountants, in the customary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary underwritten offerings, and covering or affirming the matters set forth in the comfort letters delivered pursuant to Section 7(g) of the Purchase Agreement, without exception;

(B)         set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

(C)         deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(ix)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers or any of the Guarantors pursuant to this Section 6(c)(ix), if any. If at any time the representations and warranties of the Issuers and the Guarantors contemplated in Section 6(c)(ix)(A)(1) hereof cease to be true and correct, the Issuers or the Guarantors shall so advise the Initial Purchasers and the underwriters, if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

(x)          prior to any public offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement, cooperate with the selling Holders, the underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriters, if any, may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Issuers nor the Guarantors shall be required to register or qualify as a foreign entity where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not then so subject;

(xi)         shall issue, in connection with the Consummation of the Exchange Offer and in accordance with the Indenture, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Issuers by the Holders in exchange therefore;

(xii)        cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriters, if any, may request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders or underwriters;

(xiii)       use commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other domestic governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(xii) hereof;

(xiv)      if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xv)       provide a CUSIP number for all Exchange Securities not later than the effective date of the Registration Statement covering such Exchange Securities and provide the Trustee under the Indenture with printed certificates for such Exchange Securities which are in a form eligible for deposit with the Depository Trust Company and take all other action necessary to ensure that all such Exchange Securities are eligible for deposit with the Depository Trust Company;

(xvi)      cooperate and assist in any filings required to be made with the FINRA and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter” as that term is defined within the rules and regulations of the FINRA) that is required to be retained in accordance with the rules and regulations of the FINRA;

(xvii)     otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuers’ first fiscal quarter commencing after the effective date of the Registration Statement;

(xviii)    cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of the Initial Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

(xix)       in the case of a Shelf Registration Statement, cause all Transfer Restricted Securities covered by such Shelf Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Issuers are then listed if requested by the Holders of a majority in aggregate principal amount of Initial Securities or the managing underwriters, if any.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuers of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof or any Blackout Period described in Section 4(a) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof, or until it is advised in writing (the “Advice”) by the Issuers that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuers, each Holder will deliver to the Issuers (at the Issuers’ expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Issuers shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof or notice of any Blackout Period to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xiv) hereof or shall have received the Advice.

7.          Registration Expenses.

(a)          All expenses incident to the Issuers’ and the Guarantors’ performance of or compliance with this Agreement will be borne by the Issuers and the Guarantors, jointly and severally, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the FINRA (and, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of the FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing of Prospectuses), if any, messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuers, the Guarantors and, subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Issuers and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

Each of the Issuers and the Guarantors will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuers or the Guarantors.

(b)          In connection with any Shelf Registration Statement required by this Agreement, the Issuers and the Guarantors, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Baker Botts L.L.P. or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

8.          Indemnification.

(a)          The Issuers and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof) including, without limitation, and as incurred, reimbursement of each such Indemnified Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim damage, liability or action, joint or several, directly or indirectly arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein (in the case of the Registration Statement) or necessary to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or actions are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Issuers by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Issuers or any of the Guarantors may otherwise have.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Issuers or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Issuers and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve the Issuers or any of the Guarantors of their respective obligations pursuant to this Agreement. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Issuers and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Issuers and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Issuers and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Issuers’ and the Guarantors’ prior written consent, and each of the Issuers and the Guarantors agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Issuers and the Guarantors. The Issuers and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

(b)          Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Guarantors and their respective directors, officers of the Issuers and the Guarantors who sign a Registration Statement, and any Person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Issuers and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement or Prospectus. In case any action or proceeding shall be brought against the Issuers, the Guarantors or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Issuers and the Guarantors, and the Issuers, the Guarantors, their respective directors and officers and such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.

(c)          If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or actions referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Issuers and the Guarantors shall be deemed to be equal to the total gross proceeds to the Issuers and the Guarantors from the Initial Placement), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities or actions, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Issuers and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Issuers and the Guarantors on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and actions referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Issuers, the Guarantors and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or actions referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Initial Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint.

9.          Rule 144A. Each of the Issuers and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act.

10.         Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

11.         Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment bankers and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, however, that such investment banker(s) and managing underwriters must be reasonably satisfactory to the Issuers.

12.         Miscellaneous.

(a)          Remedies. Each of the Issuers and the Guarantors hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)          No Inconsistent Agreements. Each of the Issuers and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers’ or any of the Guarantors’ securities under any agreement in effect on the date hereof.

(c)          Adjustments Affecting the Securities. The Issuers will not take any action, or permit any change to occur, with respect to the Initial Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

(d)          Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuers have (i) in the case of Section 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Issuers or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Issuers shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, supplement, waiver, consent or departure is to be effective.

(e)          Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i)          if to a Holder, at the address set forth on the records of the Trustee under the Indenture, with a copy to the Trustee under the Indenture; and

(ii)         if to the Issuers:

BreitBurn Energy Partners L.P.

515 South Flower Street
Los Angeles, CA 90071
Attention: Gregory C. Brown

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

666 Fifth Avenue

26th Floor

New York, NY 10103-0040

Facsimile: (917) 849-5353

Attention: Shelley A. Barber

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(f)          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

(g)          Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)          Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i)          Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(j)          Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(k)          Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuers with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BREITBURN ENERGY PARTNERS L.P.

By:	BreitBurn GP, LLC,
its general partner

By:
Name:
Title:

BREITBURN FINANCE CORPORATION

By:
Name:
Title:

BREITBURN OPERATING GP, LLC

By:
Name:
Title:

BREITBURN GP, LLC

By:
Name:
Title:

BREITBURN MANAGEMENT COMPANY, LLC

By:
Name:
Title:

Registration Rights Agreement Signature Page

BREITBURN OPERATING L.P.

By:	BreitBurn Operating GP, LLC,
its general partner

By:
Name:
Title:

ALAMITOS COMPANY

By:
Name:
Title:

BREITBURN FLORIDA LLC

By:	BreitBurn Operating L.P.,
its sole member

	By:	BreitBurn Operating GP, LLC,
its general partner

By:
Name:
Title:

BREITBURN FULTON LLC

By:
Name:
Title:

BEAVER CREEK PIPELINE, L.L.C.
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By:
Name:
Title:

Registration Rights Agreement Signature Page

PHOENIX PRODUCTION COMPANY
PREVENTIVE MAINTENANCE SERVICES LLC

By:
Name:
Title:

Registration Rights Agreement Signature Page

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

Wells Fargo Securities, LLC

acting on behalf of itself and as the Representative

of the several Initial Purchasers

By:
Name:
Title:

SCHEDULE A

Guarantors

BreitBurn Operating GP, LLC

BreitBurn GP, LLC

BreitBurn Management Company, LLC

BreitBurn Operating L.P.

Alamitos Company

BreitBurn Florida LLC

BreitBurn Fulton LLC

GTG Pipeline LLC

Mercury Michigan Company, LLC

Phoenix Production Company

Preventive Maintenance Services LLC

Terra Energy Company LLC

Terra Pipeline Company LLC

Beaver Creek Pipeline, L.L.C.

Exhibit B

Form of opinion of Vinson & Elkins llp

(i)          Each of the Partnership, BreitBurn Finance, BMC, the General Partner, OLP GP, the Operating LP, BreitBurn Fulton LLC, BreitBurn Florida LLC and BreitBurn Collingwood Utica LLC (the “Delaware Entities”) has been duly formed and is validly existing and is in good standing as a limited partnership, limited liability company or corporation, as applicable, under the Delaware LP Act, the Delaware LLC Act or the Delaware General Corporation Law, as amended (the “DGCL”). Each of the Delaware Entities has full limited liability company, limited partnership or corporate power and authority, as applicable, necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in each of the Pricing Disclosure Package and the Offering Memorandum. Each of the Delaware Entities is duly qualified to do business and in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction as set forth on Annex 1 to this opinion.

(ii)         Each of the General Partner and OLP GP has full limited liability company power and authority to act as general partner of the Partnership and the Operating LP, respectively, in all material respects as described in the Pricing Disclosure Package and the Offering Memorandum.

(iii)        The General Partner is the sole general partner of the Partnership with non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Delaware LP Act, the Credit Facility, the GP LLC Agreement or the Partnership Agreement.

(iv)        The Partnership owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the GP LLC Agreement and is fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Delaware LP Act, the Credit Facility, the GP LLC Agreement or the Partnership Agreement.

B-1

(v)         The Partnership owns a 100% membership interest in BMC; such membership interest has been duly authorized and validly issued in accordance with the BMC LLC Agreement and is fully paid (to the extent required by the BMC LLC Agreement) and nonassessable (except as such nonassessability may be affected Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Credit Facility or the BMC LLC Agreement.

(vi)        The Partnership owns 100% of the capital stock of BreitBurn Finance; such capital stock is duly authorized and validly issued in accordance with the BreitBurn Finance Charter Documents and is fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the DGCL or the Credit Facility.

(vii)       The Partnership owns a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the OLP GP Agreement and is fully paid (to the extent required by the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Credit Facility or the OLP GP Agreement.

(viii)      OLP GP is the sole general partner of the Operating LP with a 0.001% general partner interest in the Operating LP; such general partner interest has been duly authorized and validly issued in accordance with the OLP Agreement; and OLP GP owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLP GP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, the Credit Facility or the OLP Agreement.

(ix)         The Partnership owns a 99.999% limited partner interest in the Operating LP; such limited partner interest has been duly authorized and validly issued in accordance with the OLP Agreement and is fully paid (to the extent required by the OLP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, the Credit Facility or the OLP Agreement;

B-2

(x)          The Operating LP owns, directly or indirectly, the ownership interests in BreitBurn Florida LLC, BreitBurn Fulton LLC and BreitBurn Collingwood Utica LLC as set forth on Annex 2 to this opinion; such ownership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of such entity, as applicable, and are fully paid (to the extent required under the applicable limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Operating LP owns such ownership interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating LP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act or the limited liability company agreement of such entity, or the Credit Facility.

(xi)         The Issuers have all requisite corporate, limited liability company or limited partnership power and authority, as appropriate, to execute, deliver and perform their obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Notes and the Exchange Notes and to issue and sell the Notes and to issue the Exchange Notes. Each of BMC, the General Partner, OLP GP, the Operating LP, BreitBurn Fulton LLC and BreitBurn Florida LLC (collectively, the “Delaware Guarantors”) has all requisite limited liability company or limited partnership power and authority, as appropriate, to execute, deliver and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Guarantees and the Exchange Guarantees.

(xii)        This Agreement has been duly and validly authorized, executed and delivered by the each of the Delaware Entities.

(xiii)       The Registration Rights Agreement has been duly authorized, executed and delivered by each of the Delaware Entities, and (assuming the due authorization, execution and delivery thereof by Mercury Michigan Company, LLC, Beaver Creek Pipeline, L.L.C., Terra Energy Company LLC and Terra Pipeline Company LLC (collectively, the “Michigan Guarantors”), Phoenix Production Company, Preventive Maintenances Services LLC, Alamitos Company and GTG Pipeline LLC (collectively, the “Other Guarantors”) and the Initial Purchasers) is a valid and legally binding agreement of each of the Issuers and Guarantors, enforceable against each of them in accordance with its terms; provided that the enforceability thereof is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

B-3

(xiv)      The Indenture has been duly authorized, executed and delivered by each of the Delaware Entities, and (assuming the due authorization, execution and delivery thereof by the Michigan Guarantors, the Other Guarantors and the Trustee) is a valid and legally binding agreement of each of the Issuers and the Guarantors, enforceable against each of them in accordance with its terms; provided that the enforceability thereof is subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(xv)       The Notes and the Guarantees have been duly authorized by each of the Issuers and the Delaware Guarantors, respectively, the Global Notes are substantially in the form contemplated by the Indenture and have been validly executed by each of the Issuers, and, when the Notes have been duly authenticated by the Trustee in the manner provided for in the Indenture and delivered to and paid for by the Initial Purchasers under this Agreement and assuming the due authorization of the Guarantees by the Michigan Guarantors and the Other Guarantors and assuming the due authorization, execution and delivery of the Indenture by the Michigan Guarantors, the Other Guarantors and the Trustee, the Notes and the Guarantees will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against them in accordance with their respective terms, and will be entitled to the benefits of the Indenture, except as enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(xvi)      The Exchange Notes and the Exchange Guarantees have been duly authorized by the Issuers and the Delaware Guarantors, respectively, and, when the Exchange Notes have been validly issued, executed and delivered by the Issuers and duly authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer and assuming the due authorization of the Exchange Guarantees by the Michigan Guarantors and the Other Guarantors, the Exchange Notes and the Exchange Guarantees will constitute valid and binding obligations of the Issuers and the Guarantors, respectively, enforceable against them in accordance with their respective terms, and will be entitled to the benefits of the Indenture, except as enforcement thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the rights and remedies of creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing.

(xvii)     The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby by each of the Delaware Entities party thereto and the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, do not (i) conflict with or constitute a violation of the organizational documents of any of the Delaware Entities, (ii) constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any document listed on Annex 3 to this opinion, (iii) violate the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law (collectively, the “Included Laws”), or (iv) result in the creation or imposition of any Lien upon any property or assets of any of the Delaware Entities, which breach, violation, default or lien, in the case of clauses (ii), (iii) or (iv), could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the Delaware Entities to perform their obligations under the Transaction Documents; provided, however, that no opinion as to securities law is expressed in relation to the preceding clause (iii).

B-4

(xviii)    Subject to the assumptions contained in (xxi), no consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the Delaware Entities or any of their properties or assets is required in connection with the issuance and sale of the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees, the execution, delivery and performance by the Delaware Entities of the Transaction Documents, the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum or the consummation of the transactions contemplated hereby and thereby, except (i) for the filing of a registration statement by the Issuers with the Commission pursuant to the Securities Act and the qualification of the Indenture under the Trust Indenture Act as required by the Registration Rights Agreement, (ii) such consents as may be required under state securities or “Blue Sky” laws in connection with the purchase and distribution of the Notes by the Initial Purchasers, and (iii) such filings required to be made under the Exchange Act.

(xix)       The description of each Transaction Document included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum is accurate in all material respects; the statements in each of the Pricing Disclosure Package and the Offering Memorandum under the headings “Risk Factors – Risks Related to Our Business – We are subject to complex federal, state, local and other laws and regulations that could adversely affect the cost, manner or feasibility of conducting our operations,” “Certain U.S. Federal Income Tax Considerations,” “Business – Environmental Matters and Regulation” and “ – Other Regulation of the Oil and Gas Industry” to the extent that they constitute summaries of matters of law or regulation or legal conclusions, are accurate and fairly summarize the matters described therein in all material respects.

(xx)        Each of the Partnership Agreement, the OLP Agreement, the GP LLC Agreement and the OLP GP Agreement has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of such parties thereto, enforceable against the parties thereto in accordance with their respective terms; provided, that, with respect to each such agreement, the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws from time to time in effect affecting creditors’ rights and remedies generally and by general principles of equity (regardless of whether such principles are considered in a proceeding in equity or at law) and (B) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

B-5

(xxi)       Assuming without independent investigation, (a) that the Notes are sold to the Initial Purchasers, and initially resold by the Initial Purchasers, in accordance with the terms of and in the manner contemplated by, this Agreement and the Offering Memorandum; (b) the accuracy of the representations and warranties of the Issuers and the Guarantors set forth in this Agreement and in those certain certificates delivered on the date hereof; (c) the accuracy of the representations and warranties of the Initial Purchasers set forth in this Agreement; and (d) the due performance and compliance by the Issuers, the Guarantors and the Initial Purchasers of their respective covenants and agreements set forth in this Agreement, it is not necessary to register the Notes under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act (the “TIA”) in connection with the issuance and sale of the Notes by the Issuers to the Initial Purchasers or in connection with the offer, resale and delivery of the Notes by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, it being expressly understood that we express no opinion in this paragraph (xxi) as to any subsequent offer or resale of any of the Notes.

(xxii)      None of the Delaware Entities, the Michigan Guarantors or the Other Guarantors as of the Closing Date are, and after giving effect to the offer and sale of the Notes and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will be, as a result thereof, an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(xxiii)     The Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939 and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

In rendering the opinion expressed in paragraph (xviii) above, such counsel may state that they are not expressing any opinion as to the matters addressed in paragraph (xxi) above.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Delaware Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York, the Delaware LLC Act, the Delaware LP Act and the DGCL, (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration of each of the Delaware Entities as a foreign corporation, foreign limited partnership or foreign limited liability company, as the case may be, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable state (each of which will be dated as of a date not more than ten days prior to such Closing Date, as the case may be, and shall be provided to the Representatives) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which the Delaware Entities may be subject.

B-6

In addition, such counsel shall state that they have participated in conferences with certain officers and other representatives of the BreitBurn Parties, representatives of the independent public accountants and reserve engineers of the Partnership and with your representatives and counsel, at which the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Pricing Disclosure Package and the Offering Memorandum (except to the extent specified in clause (xix) of the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(B) the Offering Memorandum, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or (ii) any other financial and accounting and reserve information, included or incorporated by reference in, or excluded from, the Pricing Disclosure Package or the Offering Memorandum.

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ANNEX 3

1)	Third Amended and Restated Administrative Services Agreement dated May 8, 2012 by and among BreitBurn Energy Partners L.P., BreitBurn GP, LLC, Pacific Coast Energy Company L.P. and BreitBurn Management Company, LLC (as described in the Partnership’s Form 8-K filed on May 9, 2012).

2)	Omnibus Agreement, dated August 26, 2008, by and among BreitBurn Energy Holdings LLC, BEC (GP) LLC, BreitBurn Energy Company L.P., BreitBurn GP, LLC, BreitBurn Management Company, LLC and BreitBurn Energy Partners L.P. (Exhibit 10.2 to Form 8-K filed on September 2, 2008).

3)	First Amendment to Omnibus Agreement, dated as of May 8, 2012, by and among BreitBurn Energy Partners L.P., BreitBurn GP, LLC, BreitBurn Management Company, LLC, Pacific Coast Energy Company L.P., Pacific Coast Energy Holdings LLC and PCEC (GP) (LLC) (as described in the Partnership’s Form 8-K filed on May 9, 2012).

4)	Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank National Association as administrative agent (Exhibit 10.1 to Form 10-Q filed on May 10, 2010).

5)	Settlement Agreement dated April 5, 2010 by and among Quicksilver Resources, Inc., BreitBurn Energy Partners L.P., BreitBurn GP LLC, Provident Energy Trust, Randall H. Breitenbach and Halbert S. Washburn (Exhibit 10.1 to Form 8-K filed on April 9, 2010).

6)	First Amendment dated September 17, 2010 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on September 23, 2010).

7)	Second Amendment dated May 9, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 10-Q filed on May 10, 2011).

8)	Third Amendment dated August 3, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on July 29, 2011).

9)	Indenture, dated as of October 6, 2010, by and among BreitBurn Energy Partners L.P., BreitBurn Finance Corporation, the Guarantors named therein and U.S. Bank National Association (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on October 7, 2010).

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10)	Fourth Amendment dated October 5, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on October 7, 2011).

11)	Indenture, dated as of January 13, 2012, by and among BreitBurn Energy Partners L.P., BreitBurn Finance Corporation, the Guarantors named therein and U.S. Bank National Association (Exhibit 4.1 to Form 8-K filed on January 13, 2012).

12)	Registration Rights Agreement, dated as of January 13, 2012, by and among BreitBurn Energy Partners L.P., BreitBurn Finance Corporation, the Guarantors named therein and Wells Fargo Securities, LLC, as representative of the Initial Purchasers (Exhibit 4.2 to Form 8-K filed on January 13, 2012).

13)	Fifth Amendment dated May 25, 2012 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.2 to Form 8-K filed on June 29, 2012).

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Exhibit C

Form of opinion of michigan Counsel

(i)          Each of the Michigan Guarantors is validly existing and is in good standing as a limited liability company, under the laws of the state of Michigan. Each of the Michigan Guarantors has full limited liability company power and authority necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in each of the Pricing Disclosure Package and the Offering Memorandum. Each of the Michigan Guarantors is duly qualified to do business and in good standing as a foreign limited liability company in each jurisdiction as set forth on Annex 1 to this opinion.

(ii)         The Operating LP owns, directly or indirectly, all of the outstanding membership interest of the Michigan Guarantors; such membership interest has been duly authorized and validly issued in accordance with the applicable limited liability company agreement of such entity and are fully paid (to the extent required under the applicable limited liability company agreement) and nonassessable (except as such nonassessability may be affected by the laws of the State of Michigan); and the Operating LP owns such membership interests free and clear of all Liens (except restrictions on transferability as described in the Pricing Disclosure Package) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Michigan naming the Operating LP as a debtor is on file in the office of the Secretary of State of the State of Michigan or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the laws of the State of Michigan or the Credit Facility.

(iii)        Each of this Agreement, the Registration Rights Agreement and the Indenture have been duly and validly authorized, executed and delivered by each of the Michigan Guarantors.

(iv)        The Guarantees have been duly authorized by the Michigan Guarantors.

(v)         The Exchange Guarantees have been duly authorized by the Michigan Guarantors.

(vi)        No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over any of the Michigan Guarantors is required in connection with the offering, issuance and sale of the Guarantees by the Michigan Guarantors in the manner contemplated by this Agreement, the Pricing Disclosure Package or in the Offering Memorandum, the execution, delivery and performance of this Agreement, the Indenture and the Registration Rights Agreement by the Michigan Guarantors and the consummation by the Michigan Guarantors of the transactions contemplated hereby and thereby, except (i) with respect to the purchase and resale of the Notes by the Initial Purchasers or with respect to the Exchange Notes or Exchange Guarantees, under applicable states securities or “Blue Sky” laws, as to which such counsel expresses no opinion, (ii) for such consents that have been obtained or made or (iii) for such consents that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect or could not reasonably be expected to materially impair the ability of any of the Michigan Guarantors to perform their obligations under the Transaction Documents.

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In rendering such opinion, such counsel may (A) rely in respect of material matters of fact upon certificates of officers and employees of the Michigan Guarantors and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to the laws of the State of Michigan and federal laws (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration of each of the Michigan Guarantors as a foreign limited liability company, as the case may be, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable state (each of which will be dated not more than ten days prior to such Closing Date, as the case may be, and shall be provided to the Representatives) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which the Michigan Guarantors may be subject.

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Exhibit D

Form of opinion of General Counsel

(i)          The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated thereby by each of the BreitBurn Parties party thereto and the application of the proceeds from the sale of the Notes as described under the caption “Use of Proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, do not conflict with, or, results in a breach, default (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or violation of, or imposition of any Lien upon any property or assets of the Partnership Entities pursuant to (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me (excluding any agreements or instruments listed on Annex 3 to Exhibit B of this Agreement) to which any of the BreitBurn Entities or their properties may be bound, or (ii) any order, judgment, decree or injunction known to me of any court or governmental agency or body to which any of the BreitBurn Entities or any of their properties is subject, which conflict, breach, default, violation or lien could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the BreitBurn Parties to perform their obligations under the Transaction Documents; and

(ii)         Such counsel knows of no material legal or governmental actions, suits or proceedings pending or threatened against any of the BreitBurn Entities that would be required to be described in a registration statement filed under the Securities Act, except as set forth in the Pricing Disclosure Package and the Offering Memorandum. To such counsel’s knowledge, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the BreitBurn Entities are a party or of which any property of the BreitBurn Entities is the subject which are likely to result in, individually or in the aggregate, a Material Adverse Effect. Other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, to such counsel’s knowledge, no such proceedings have been overtly threatened in writing by governmental authorities or by others, which have not been resolved;

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of BreitBurn Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws and the laws of the State of California (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration of each of the Other Guarantors as a foreign corporation or foreign limited liability company, as the case may be, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the applicable state (each of which will be dated not more than ten days prior to such Closing Date, as the case may be, and shall be provided to the Representatives) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which the Other Guarantors may be subject.

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In addition, such counsel shall state that they have participated in conferences with certain officers and other representatives of the BreitBurn Parties, representatives of the independent public accountants and reserve engineers of the Partnership and with your representatives and counsel, at which the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Pricing Disclosure Package and the Offering Memorandum (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that have caused such counsel to believe that:

(A) the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that

(B) the Offering Memorandum, as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief with respect to the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial and accounting and reserve information, included or incorporated by reference in, or excluded from, the Pricing Disclosure Package and the Offering Memorandum.

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